SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.            )

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HASBRO, INC.
(Name of Registrant as Specified In Its Charter)

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Shareholder Engagement

May 2015

Business Overview

Hasbro is a global company committed to Creating the World’s Best Play Experiences, by leveraging its beloved brands, including LITTLEST PET SHOP, MAGIC: THE GATHERING, MONOPOLY, MY

LITTLE PONY, NERF, PLAY-DOH and TRANSFORMERS in addition to premier partner brands

Hasbro builds brands across feature films, television, digital gaming and lifestyle licensing (e.g., with apparel, food and bedding companies) as well as toy and game innovation

- Brand Blueprint: The cornerstone of our strategy

- Rather than only producing toys and games, Hasbro now focuses on developing its brands, with emphasis on seven key Franchise Brands that deliver significant revenue and operating profit potential

Ongoing cultivation of strategic partnerships with industry leaders; e.g., The Walt Disney Company, including for MARVEL and STAR WARS as well as DISNEY PRINCESS and FROZEN brands (beginning in 2016)

Commitment to corporate social responsibility, including product safety, environmental responsibility and ethical sourcing

2

Comprehensive Business Strategy to Drive Growth…

Strategy Results

• Global organization, including global development

and marketing operations • Hasbro 2014 revenues increased 5%

…Across • Robust expansion in emerging markets; key areas of • Revenue growth across all Hasbro focus include Russia, Brazil and China international regions in 2014

Geographies

• Poised for future growth in developed economies with • Emerging market revenue up 20% in a strong focus on brand, entertainment and 2014 and operating profit up 36%

innovation

• Emphasis on building and enhancing global content • Entertainment and Licensing segment creation revenues up 15% in 2014

…In • Significant investment in content, including television

Consumer programming • Television programming airs in 180

territories globally

Engagement • Investment in and expansion of digital engagement:

digital gaming, mobile apps, branded websites and • Robust feature film slate based on social media Hasbro and partner brands

• Re-imagination of Franchise Brands and imagination

of new brands • Franchise Brand revenues grew 31%

…Across • New strategic merchandising relationship with Disney revenues in 2014 and represented 55% of for DISNEY PRINCESS and FROZEN properties

Brands(beginning in 2016) • Second consecutive billion dollar year

• Gaming Center of Excellence focused on key for revenues in Girls category consumer demographics and brands

Strong Performance and a History of Capital Return

Commitment to Share Repurchases and Dividend Growth

Aggregate Value of Dividends and Share Repurchases ($M)

2,606

1,928

1,672

1,347

770

2010 2011 2012 2013 2014

Buyback Dividend Total

Share Repurchases

New $500M share repurchase authorization announced in February 2015; total of $3.3B of share repurchases since 2005

Dividend

Dividend increased 7% in February 2015 to $0.46 per share (Payable May 15, 2015)

Latest increase is 11th in a 12 year period during which quarterly dividend grew from $0.03 per share to $0.46 per share

Long-Term TSR Performance Relative to Indices

Annualized 1-Year, 3-Year, 5-Year and 10-Year Total Shareholder Return Ending 12/31/2014

24.1%

20.4% 20.6%

13.7% 13.2% 14.6% 15.2% 13.4% 14.0%

7.7% 7.9%

3.2%

1-Year TSR 3-Year TSR 5-Year TSR 10-Year TSR

Hasbro S&P 500 Index Russell 1000 Consumer Discretionary Index

Key Changes to CEO Pay

Our Board and CEO amended our CEO’s employment agreement in direct response to feedback received from shareholders

We engaged with nearly holders of 50% of total shares outstanding as of 2014 year end

Reduced Long- • Decreased annual target from 500% of base salary to 400% of base salary effective for balance of employment term Incentive agreement

Target for CEO

Added ROIC as a • Added ROIC, along with net revenue and EPS, as a performance metric for performance share awards

Performance Metric beginning in 2015

Eliminated TSR

Performance • Eliminated 2.0X multiplier that could have increased the number of performance awards granted on the basis of

Multiplier a company/index TSR comparison (to S&P 500) from 2013 and 2014 performance share awards

• Added second requirement for full vesting of RSUs not yet earned at date of amendment

Added Vesting • Share price must be at or above designated share price threshold over a 30 trading day period prior to (1) end of

Component to CEO’s contract in December 2017, or (2) termination if that occurs at an earlier date, even if share price thresholds

One-Time RSU had been satisfied earlier

Grant • If stock price is not maintained over 30 trading day period, as little as 50% of RSUs will vest, with actual percentage determined in accordance with fixed schedule

Net Result: Potential forfeiture of $11M in compensation

CEO Pay is Closely Aligned with Company Performance

2014 of CEO Pay At-Risk* 2015 CEO Pay Program Elements

3.0%

9.0%

16.0%

72.0%

Fixed Compensation (Salary)

Variable Equity Compensation

Variable Non-Equity Compensation

Change in Pension Value and NQDC Earnings and All Other

Compensation

*Includes second tranche of Special RSU Award given

under amended employment agreement in 2014

Base Salary • Set at industry competitive level, in light of individual experience and performance

• Performance-based; tied to company and individual achievement against stated annual financial and non-financial goals

Annual • Align management behavior with shareholder interests

Incentive 40% Total Net Revenues

Plan Performance

Measures 40% Operating Margin

20% Free Cash Flow

• Earned based on challenging goals that

Performance require strong performance over three-

Contingent year performance period

50%

Long-Term Stock • EPS (34% weighting)

Incentive Awards • Net revenue (33% weighting)

• ROIC (33% weighting; new for 2015)

Plan

Stock • 7- year term

50%

Options • Vest over a 3-year period

6

Experienced Board with Deep Industry Knowledge

Board refreshment in process, with three new directors appointed in 2014*

Richard Stoddart

CEO, Leo Burnett North America

Joined Board in March 2014

Extensive marketing & communications experience, including digital advertising and social media

Linda Zecher

CEO, Houghton Mifflin Harcourt

Joined Board in October 2014

Leading HMH’s transformation to a digitally-focused learning and content company

International business experience

Previously a senior executive at Microsoft

Michael Burns

Vice Chairman, Lionsgate

Joined Board in December 2014

Contributes substantial media expertise, as well as financial acumen and operational experience

Significant experience in motion picture and television production and distribution

Balanced Tenure Strong Independent Leadership Diverse Perspectives

Insider

1 Director

4

4 4

3

< 5 years 6—10 years > 10 years

*Data based on Board slate up for election at 2015 annual meeting

Insider

1 Director

Female

3 Directors

Independent Male

10 Directors 8 Directors

Strong Corporate Governance Practices and Robust Independent Oversight of Management

All directors elected annually under majority vote standard

Lead Independent Director, with clearly defined, robust responsibilities

Mandatory director stock ownership (5x retainer)

Strong “overboarding” policy ( ? 3 other public boards; ? 1 other public board for sitting CEOs)

Careful board succession planning and annual board and committee self-assessments

In-depth annual Board review of management succession plans

History of substantive engagement and dialogue with shareholders

Longstanding commitment to and board leadership on corporate social responsibility

Board Leadership Changes

Our long-time Chairman and former CEO, Alfred Verrecchia, is retiring as of the 2015 annual meeting

The Board appointed CEO Brian Goldner as Chairman (effective as of 2015 annual meeting)

The Board created a robust Lead Independent Director position and appointed Basil Anderson to that role

- Mr. Anderson has a breadth of experience in corporate governance, finance, and strategic planning including as former Vice Chairman of Staples and former CFO of Campbell Soup

- Mr. Anderson has been a key participant in Hasbro’s shareholder outreach program

- Lead Independent Director duties include:

Reviewing and approving meeting agendas and schedules

Reviewing and approving materials sent to the Board

Advising management on quantity, quality and timeliness of information provided to the Board

Serving as liaison to shareholders and other stakeholders

The Board believes the combination of these roles with proven leaders positions Hasbro well for future success

The Board Recommends a Vote AGAINST Three Shareholder Proposals

Proxy Access – Prop. #4

The Board believes the Proposal is not in the best interests of Hasbro’s shareholders

Our director nomination process is carefully designed to ensure a board with balanced skill sets, perspective and experience

The Proposal does not recognize our commitment to shareholder outreach and responsiveness to shareholders

Our strong governance practices include election of all directors annually based on a majority vote standard

We already have a mechanism in place for shareholders to propose nominees for election to the Board

Before we received this proposal, no shareholder had asked us to implement proxy access. Since receiving the proposal, we have been asking shareholders for views on proxy access; shareholders we have spoken with thus far have expressed differences on these issues, including whether they support any type of proxy access bylaw

Post-Termination Equity Holding Period – Prop. #5

Excessive retention requirements in proposal could harm

Company’s ability to attract and retain top executives (including by encouraging early departure from Company), and may encourage undesirable risk taking

Hasbro has significant share ownership requirements in place, as well as a policy prohibiting pledging or hedging of Company shares

Proposal does not recognize the existing strong alignment of executive compensation plans with shareholder interests

Limit on Equity Vesting on Change-in-Control – Prop. #6

Company’s current double trigger approach best serves the

Company and shareholders, including by incentivizing employees to remain through completion of change in control

Current structure gives Compensation Committee flexibility to accelerate vesting in situations it deems appropriate and in the best interests of Company and shareholders

Many senior executives receive the majority of compensation in equity; the proposal could put the Company at a competitive disadvantage in attracting and retaining talent

Toy & Game

Product

Innovation

Storytelling

Digital Lifestyle

Media BRANDS Licensing

Consumer Insights

Im ve

Entertainment

Experiences

Strategic Retail Partnerships

Safe Harbor

FORWARD-LOOKING STATEMENTS: This presentation contains forward-looking statements concerning management’s expectations, goals, objectives and similar matters, which are subject to risks and uncertainties. These forward-looking statements may include comments concerning our product and entertainment plans, business opportunities, plans and strategies, financial goals and expectations for our future financial performance and achieving our objectives. There are many factors that could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements, including consumer and retailer interest in and acceptance of our products and product lines, changes in marketing and business plans and strategies as well as future global economic conditions, including foreign exchange rates. Some of those factors are set forth in the Company’s Annual Reports on Form 10-K, in the Company’s Quarterly Reports on Form 10-Q, in the Company’s Current Reports on Form 8-K and in the Company’s other public disclosures. The Company undertakes no obligation to make any revisions to the forward-looking statements contained in this presentation to reflect events or circumstances occurring after the date of this presentation.

REGULATION G: Information required by Securities and Exchange Commission Regulation G, regarding non-GAAP financial measures, as well as other financial and statistical information, are available on the Investor Relations’ section of Hasbro’s website at: http://investor.hasbro.com, under the subheading “Financial Information” – “Quarterly Results.”

Questions? Please contact:

Debbie Hancock

Vice President, Investor Relations debbie.hancock@hasbro.com (401) 727.5401